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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - MARCH 6, 2002
                                 --------------



                         NORTH FORK BANCORPORATION, INC.
             (Exact name of Registrant as specified in its charter)




       DELAWARE                        1-10458               36-3154608
----------------------------       ---------------           ----------
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                    File Number)           Identification No.)



 275 BROADHOLLOW ROAD
  MELVILLE, NEW YORK                                                    11747
  ---------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code:              (631) 844-1004
                                                                 --------------








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ITEM 9.    REGULATION FD DISCLOSURE

         North Fork Bancorporation, Inc. (NYSE: NFB) will be presenting at the Keefe, Bruyette & Woods, Inc., Eastern Regional Bank Symposium in Boston on Thursday, March 7 at 9:00 a.m. (EST). Keefe, Bruyette & Woods is scheduled to audio-webcast North Fork's presentation live during the conference. To access this webcast log on to: HTTP://CUSTOMER.NVGLB.COM/KBW/REGIONALBANK/ The presentation will also be available through North Fork Bank's website WWW.NORTHFORKBANK.COM and click on INVESTOR PRESENTATION.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS




(a)      Financial Statements of the Business Acquired.
         Not Applicable


(b)      Pro Forma Financial Information
         Not Applicable


(c)      Exhibits
99.1     Press Release dated March 6, 2002







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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Date:     March 6, 2002

                                            NORTH FORK BANCORPORATION, INC.


                                            By:  /s/  Daniel M. Healy
                                                 -------------------------------
                                                 Daniel M. Healy
                                                 Executive Vice President
                                                 Chief Financial Officer